SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 24, 2003

(Date of earliest event reported)

Openwave Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1400 Seaport Boulevard

Redwood City, CA 94063

(Address of principal executive offices)

(650) 480-8000

(Registrant’s telephone number, including area code)

Item 5.    Other Events

On July 24, 2003, Openwave Systems Inc. (the “Company”) issued a press release entitled, “Openwave Board of Directors Authorizes Company to Seek Shareholder Approval for Reverse Stock Split.” A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.    Exhibits

99.1	Press Release issued by Openwave Systems Inc. on July 24, 2003, “Openwave Board of Directors Authorizes Company to Seek Shareholder Approval for Reverse Stock Split”

99.2	Press Release issued by Openwave Systems Inc. on July 24, 2003 to announce its financial results for the fiscal quarter and year ended June 30, 2003.

Item 9.    Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”:

On July 24, 2003, Openwave Systems Inc. issued a press release announcing its financial results for the fiscal quarter and year ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.2 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

OPENWAVE SYSTEMS INC.

By:	/s/ JOSHUA PACE
Name: Title:	Joshua Pace Vice President of Finance and Chief Accounting Officer

Date: July 24, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Openwave Systems Inc. on July 24, 2003, “Openwave Board of Directors Authorizes Company to Seek Shareholder Approval for Reverse Stock Split”

99.2	Press Release issued by Openwave Systems Inc. on July 24, 2003 to announce its financial results for the fiscal quarter and year ended June 30, 2003.